UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: October 12, 2005
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 7.01. REGULATION FD DISCLOSURE
EXHIBIT INDEX
SIGNATURES
EX-10.1 Paychex Inc. 2002 Stock Incentive Plan
EX-10.2 Paychex Inc. 2002 Stock Incentive Plan Award Agreement
EX-10.3 Paychex Inc. 2003 Stock Incentive Plan Award Agreement
EX-99.1 Press Release

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 12, 2005, the stockholders of Paychex, Inc. (the “Company”) approved the amendments to the Paychex, Inc. 2002 Stock Incentive Plan (the “Plan” or the “2002 Plan”), as adopted by the Company’s Board of Directors on July 7, 2005.
The Plan was amended to (1) increase the types of awards that may be granted under the plan, and (2) increase the aggregate number of shares of common stock available for issuance under the plan by 20,000,000 to a total of 29,107,569. Previously, the Plan authorized the granting of common stock-based awards in the form of incentive stock options and non-qualified stock options. The Plan, as amended and restated, additionally authorizes the granting of stock appreciation rights, stock awards, restricted stock, restricted stock units and performance awards.
On July 7, 2005, the Board of Directors made a conditional stock option grant under the 2002 Plan, as amended and restated, to Jonathan J. Judge, President and Chief Executive Officer, of 250,000 options to purchase common stock at an exercise price of $33.68 per share. The grant to Mr. Judge became effective on October 12, 2005 with the stockholders’ approval of the 2002 Plan, as noted above.
The Plan, as amended and restated, the form of Award Agreement for Incentive Stock Options under the Plan, and the form of Award Agreement for Non-Qualified Stock Options under the Plan are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Form 8-K.
ITEM 7.01. REGULATION FD DISCLOSURE
The Company’s press release dated October 12, 2005, which announced that the Company’s Board of Directors approved an increase in its quarterly dividend from $0.13 per share to $0.16 per share, payable November 15, 2005 to shareholders of record on November 1, 2005, is furnished (not filed) as Exhibit 99.1.
EXHIBIT INDEX
The following exhibits are filed with this Form 8-K:

Exhibit 10.1:	Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005).

Exhibit 10.2:	Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005) Award Agreement for Incentive Stock Options.

Exhibit 10.3:	Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005) Award Agreement for Non-Qualified Stock Options.
The following exhibit is furnished (not filed) with this Form 8-K:

Exhibit 99.1:	Press Release of Paychex, Inc. dated October 12, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
PAYCHEX, INC.

Date: October 14, 2005	/s/ Jonathan J. Judge
Jonathan J. Judge
President and Chief Executive Officer

Date: October 14, 2005	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer and Secretary

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